Exhibit 99.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pope Resources on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Thomas M. Ringo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Periodic Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Thomas M. Ringo
Thomas M. Ringo
Vice President and Chief Financial Officer November 8, 2002